UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2011

LEAF EQUIPMENT FINANCE FUND 4, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53667	61-1552209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2011, the Registrant’s consolidated subsidiary, LEAF Commercial Finance Fund, LLC (“LCFF”), completed a $95,991,000 term securitization.  Pursuant to the securitization, LEAF Receivables Funding 6, LLC, a newly formed subsidiary of LCFF, issued six classes of notes.  The notes are asset-backed debt, secured and payable only by certain assets of LEAF Receivables Funding 6, LLC.  Proceeds from the offering were used to repay all amounts due under the Registrant’s credit facility with Morgan Stanley Bank, N.A. and terminate this facility.  The notes are governed by an Indenture dated as of January 6, 2011 between LEAF Receivables Funding 6, LLC and U.S. Bank National Association in its capacity as trustee and custodian.

The securities have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The offering of securities was made to Guggenheim Securities, LLC, as initial purchaser, pursuant to a private placement.  The initial purchaser sold or offered the securities within the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933.

The notes included six fixed rate classes of notes, rated by DBRS, Inc.  The initial amount of the note balance, the interest rate, the maturity date and the rating from DBRS for each class of notes are as follows:

	Class A	Class B	Class C	Class D	Class E-1	Class E-2
Initial Note Balance	$76,923,000	$5,806,000	$3,904,000	$4,003,000	$2,953,000	$2,402,000
Note Rate	1.70%	4.00%	5.00%	5.00%	5.50%	5.50%
Stated Maturity Date	Dec 2018	Dec 2023	Dec 2023	Dec 2023	Dec 2023	Dec 2023
DBRS Rating	AAA (sf)	AA (sf)	A (sf)	BBB (sf)	BB (sf)	B (low) (sf)

The facility contains standard events of default common in similar term securitizations.

Item 1.02 Termination of a Material Definitive Agreement.

On January 26, 2011, LCFF used the proceeds from the note offering described above to repay all amounts due under its receivables loan and security agreement with Morgan Stanley Bank, N.A.  LCFF has no further obligations thereunder and the agreement is terminated.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF EQUIPMENT FINANCE FUND 4, L.P.

By: LEAF Asset Management, LLC, its general partner

Date: February 1, 2011	By: /s/ Robert K. Moskovitz
Name: Robert K. Moskovitz
Title: Chief Financial Officer